POWER OF ATTORNEY

I, Michael Magarian, Vice President and Chief Accounting Officer of Nassau Life Insurance Company, do hereby appoint (1) Kostas Cheliotis, Vice President, General Counsel, Secretary and Director of Nassau Life Insurance Company; and (2) Sam S.F. Caligiuri, Vice President, Assistant Secretary and Chief Compliance Officer of Nassau Life Insurance Company my true and lawful attorney-in-fact, for me and in my name, place, and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the registration statements, and any and all amendments thereto, filed by Nassau Life Insurance Company and/or a separate account thereof, as applicable, with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 (“1940 Act”), each as amended, in connection with the registration of the variable insurance contracts listed below, and to have full power and authority to do or cause to be done in my name, place, and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof.

Depositor	Variable Insurance Contract(s)	Separate Account (1940 Act File Number)
Nassau Life Insurance Company	The Insured Series Policy	First Investors Life Level Premium Variable Life Insurance Separate Account B (811-04328)

Nassau Life Insurance Company	ISP Choice (ISPC-15 and ISPC-WL); ISP Choice (ISPC-10, ISPC-20, ISPC-65, ISPC-Whole Life, ISP10 Express)	First Investors Life Level Premium Variable Life Insurance Separate Account B (811-04328)

Nassau Life Insurance Company	First Choice	First Investors Life Variable Annuity Fund C (811-06130)

Nassau Life Insurance Company	The Tax Tamer I	First Investors Life Variable Annuity Fund C (811-06130)

Nassau Life Insurance Company	First Choice Bonus Annuity	First Investors Life Variable Annuity Fund D (811-08205)

Nassau Life Insurance Company	Variable Universal Life	First Investors Life Separate Account E (811-21742)

Nassau Life Insurance Company	SPVL Modified Single Premium Variable Life Insurance Policy	First Investors Life Separate Account E (811-21742)

Nassau Life Insurance Company	Big Edge, The Big Edge Plus, Group Strategic Edge, The Big Edge Choice for NY, Templeton Investment Plus, The Phoenix Edge VA, Phoenix Spectrum Edge, Phoenix Spectrum Edge+	Nassau Life Variable Accumulation Account (811-03488)

Nassau Life Insurance Company	Flex Edge, Flex Edge Success/Joint Edge, Individual Edge	Nassau Life Variable Universal Life Account (811-04721)

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 2025.

/s/ Michael Magarian
Michael Magarian
Vice President and Chief Accounting Officer
Nassau Life Insurance Company

POWER OF ATTORNEY

I, Jordan Price, Vice President, Chief Financial Officer, and Treasurer of Nassau Life Insurance Company, do hereby appoint (1) Kostas Cheliotis, Vice President, General Counsel, Secretary and Director of Nassau Life Insurance Company; and (2) Sam S.F. Caligiuri, Vice President, Assistant Secretary and Chief Compliance Officer of Nassau Life Insurance Company my true and lawful attorney-in-fact, for me and in my name, place, and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the registration statements, and any and all amendments thereto, filed by Nassau Life Insurance Company and/or a separate account thereof, as applicable, with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 (“1940 Act”), each as amended, in connection with the registration of the variable insurance contracts listed below, and to have full power and authority to do or cause to be done in my name, place, and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof.

Depositor	Variable Insurance Contract(s)	Separate Account (1940 Act File Number)
Nassau Life Insurance Company	The Insured Series Policy	First Investors Life Level Premium Variable Life Insurance Separate Account B (811-04328)

Nassau Life Insurance Company	ISP Choice (ISPC-15 and ISPC-WL); ISP Choice (ISPC-10, ISPC-20, ISPC-65, ISPC-Whole Life, ISP10 Express)	First Investors Life Level Premium Variable Life Insurance Separate Account B (811-04328)

Nassau Life Insurance Company	First Choice	First Investors Life Variable Annuity Fund C (811-06130)

Nassau Life Insurance Company	The Tax Tamer I	First Investors Life Variable Annuity Fund C (811-06130)

Nassau Life Insurance Company	First Choice Bonus Annuity	First Investors Life Variable Annuity Fund D (811-08205)

Nassau Life Insurance Company	Variable Universal Life	First Investors Life Separate Account E (811-21742)

Nassau Life Insurance Company	SPVL Modified Single Premium Variable Life Insurance Policy	First Investors Life Separate Account E (811-21742)

Nassau Life Insurance Company	Big Edge, The Big Edge Plus, Group Strategic Edge, The Big Edge Choice for NY, Templeton Investment Plus, The Phoenix Edge VA, Phoenix Spectrum Edge, Phoenix Spectrum Edge+	Nassau Life Variable Accumulation Account (811-03488)

Nassau Life Insurance Company	Flex Edge, Flex Edge Success/Joint Edge, Individual Edge	Nassau Life Variable Universal Life Account (811-04721)

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of February, 2025.

/s/ Jordan Price
Jordan Price
Vice President, Chief Financial Officer, and Treasurer
Nassau Life Insurance Company

POWER OF ATTORNEY

I, Kathy Belfi, Director of Nassau Life Insurance Company, do hereby appoint (1) Kostas Cheliotis, Vice President, General Counsel, Secretary and Director of Nassau Life Insurance Company; and (2) Sam S.F. Caligiuri, Vice President, Assistant Secretary and Chief Compliance Officer of Nassau Life Insurance Company my true and lawful attorney-in-fact, for me and in my name, place, and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the registration statements, and any and all amendments thereto, filed by Nassau Life Insurance Company and/or a separate account thereof, as applicable, with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 (“1940 Act”), each as amended, in connection with the registration of the variable insurance contracts listed below, and to have full power and authority to do or cause to be done in my name, place, and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof.

Depositor	Variable Insurance Contract(s)	Separate Account (1940 Act File Number)
Nassau Life Insurance Company	The Insured Series Policy	First Investors Life Level Premium Variable Life Insurance Separate Account B (811-04328)

Nassau Life Insurance Company	ISP Choice (ISPC-15 and ISPC-WL); ISP Choice (ISPC-10, ISPC-20, ISPC-65, ISPC-Whole Life, ISP10 Express)	First Investors Life Level Premium Variable Life Insurance Separate Account B (811-04328)

Nassau Life Insurance Company	First Choice	First Investors Life Variable Annuity Fund C (811-06130)

Nassau Life Insurance Company	The Tax Tamer I	First Investors Life Variable Annuity Fund C (811-06130)

Nassau Life Insurance Company	First Choice Bonus Annuity	First Investors Life Variable Annuity Fund D (811-08205)

Nassau Life Insurance Company	Variable Universal Life	First Investors Life Separate Account E (811-21742)

Nassau Life Insurance Company	SPVL Modified Single Premium Variable Life Insurance Policy	First Investors Life Separate Account E (811-21742)

Nassau Life Insurance Company	Big Edge, The Big Edge Plus, Group Strategic Edge, The Big Edge Choice for NY, Templeton Investment Plus, The Phoenix Edge VA, Phoenix Spectrum Edge, Phoenix Spectrum Edge+	Nassau Life Variable Accumulation Account (811-03488)

Nassau Life Insurance Company	Flex Edge, Flex Edge Success/Joint Edge, Individual Edge	Nassau Life Variable Universal Life Account (811-04721)

IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of March, 2025.

/s/ Kathy Belfi
Kathy Belfi
Director
Nassau Life Insurance Company